EXHIBIT 32.1

Certification of Principal Executive Officer/Principal Financial and Accounting Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Bharat Vasandani, the President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of Pan Global, Corp., a Nevada corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the period ended December 31, 2013 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2014	By:	/s/ BHARAT VASANDANI
	Name:	Bharat Vasandani
	Title:	President, Chairman, Chief Executive Officer and
Chief Financial Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)